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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2002

ValueClick, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-30135 (Commission File Number)	77-0495335 (IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 100, Westlake Village, California (Address of principal executive offices)	91361 (Zip Code)

Registrant's telephone number, including area code: (818) 575-4500

(Former name or former address, if changed since last report.)

ITEM 9. REGULATION FD DISCLOSURE.

On August 14, 2002, ValueClick, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of ValueClick, Inc.'s Chief Executive Officer, James R. Zarley, and Chief Financial Officer, Samuel Paisley, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

Certification Of Chief Executive Officer and Chief Financial Officer
pursuant to 18 U.S.C. § 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, James R. Zarley, Chief Executive Officer of ValueClick, Inc. (the "Company"), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the Report of the Company on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2002	/s/ JAMES R. ZARLEY James R. Zarley Chief Executive Officer, President and Chairman of the Board of ValueClick, Inc.

I, Samuel J. Paisley, Chief Financial Officer of ValueClick, Inc. (the "Company"), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the Report of the Company on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2002	/s/ SAMUEL J. PAISLEY Samuel J. Paisley Chief Financial Officer and Chief Operating Officer of Media ValueClick, Inc.

The foregoing certifications are being furnished solely pursuant to 18 U.S.C. § 1350 and are not being filed as part of this report or as a separate disclosure document. The information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this report shall not be deemed to be incorporated by reference into the filings of ValueClick, Inc. under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUECLICK, INC.

Date: August 14, 2002	By:	/s/ SCOTT P. BARLOW
	Name:	Scott P. Barlow
	Title:	Secretary

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  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES